Income Taxes	6 Months Ended
Feb. 24, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) was signed into law. The change in the tax law is partially effective in our current 2018 fiscal year and will be fully effective in our 2019 fiscal year. The Tax Act, among other things, reduces the top U.S. federal corporate tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred, and creates new taxes on certain foreign sourced earnings.

Due to the complexities involved in accounting for the Tax Act, the U.S. Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") 118 requires that the Company include in its financial statements the reasonable estimate of the impact of the Tax Act on earnings to the extent such reasonable estimate has been determined. The Company is allowed a measurement period of up to one year after the enactment date to finalize the recording of the related tax impacts. As of February 24, 2018, we have not completed our accounting for the tax effects of enactment of the Tax Act; however, as described below, we have made a reasonable estimate of the effects on our existing deferred tax balances and the one-time transition tax and have recorded provisional amounts. In other cases, we have not been able to make a reasonable estimate and continue to account for those items based on our existing accounting under ASC 740, Income Taxes, and the provisions of the tax laws that were in effect immediately prior to enactment. For the items for which we were able to determine a reasonable estimate, we recognized a provisional gain of $29.0 million, which is included as a component of Income tax (benefit) expense in the accompanying Condensed Consolidated Statements of Operations and Comprehensive Income.

Provisional Amounts

The Tax Act reduces the corporate federal tax rate to 21%, effective January 1, 2018. We have recorded a provisional decrease to our deferred tax liabilities, net, with a corresponding net adjustment to deferred income tax benefit of $29.0 million for the thirteen weeks ended February 24, 2018. While we are able to make a reasonable estimate of the impact of the reduction in corporate rate, it may be affected by other analyses related to the Tax Act, including, but not limited to, our calculation of deemed repatriation of deferred foreign income and the state tax effect of adjustments made to federal temporary differences.

The one-time transition tax is based on our total post-1986 earnings and profits (E&P) that we previously deferred from US income taxes. We recorded immaterial provisional amounts for our one-time transition tax liability for of our foreign subsidiaries, resulting in an immaterial increase in income tax expense. We have not yet completed our calculation of the total post-1986 E&P for these foreign subsidiaries. Further, the transition tax is based in part on the amount of those earnings held in cash and other specified assets. This amount may change when we finalize the calculation of post-1986 foreign E&P previously deferred from U.S. federal taxation and finalize the amounts held in cash or other specified assets. We are continuing to gather additional information to more precisely compute the amount of the transition tax.
Effective Tax Rate

The following table shows the tax expense and the effective tax rate for the twenty-six week period ended February 24, 2018 and February 25, 2017 resulting from operations:

	February 24, 2018	February 25, 2017
	(Successor)	(Predecessor)
Income before income taxes	$31,311	$17,220
Provision for income taxes	$(20,301)	$6,970
Effective tax rate	(64.8)%	40.5%

The effective tax rate for the twenty-six week period ended February 24, 2018 is lower than the effective tax rate for the twenty-six week period ended February 25, 2017 by 105.3%, which is primarily driven by the change in the tax law due to the Tax Act and the provisional gain of $29.0 million recorded during the period.

Tax Receivable Agreement

Concurrent with the Business Combination, the Company entered into the TRA with the historical shareholders of Atkins. The TRA entered into by the Company in consideration for the Business Combination is valued based on the future expected payments under the terms of the agreement (see Note 3). As more fully described in the TRA, the TRA generally provides for the payment by Simply Good Foods to the Atkins’ selling equity holders for certain federal, state, local and non-U.S. tax benefits deemed realized in post-closing taxable periods by Simply Good Foods, Conyers Park, Atkins and Atkins’ eligible subsidiaries from the use of up to $100 million of the following tax attributes: (i) net operating losses available to be carried forward as of the closing of the Business Combination; (ii) certain deductions generated by the consummation of the business transaction; and (iii) remaining depreciable tax basis from the 2003 acquisition of Atkins Nutritionals, Inc. In addition, Simply Good Foods will pay the Atkins selling equity holders for the use of 75% of up to $7.6 million of alternative minimum tax credit carryforwards. The TRA is contingent consideration and subsequent changes in fair value of the contingent liability will be recognized in earnings.
The Company re-measured the TRA due to the Tax Act which changed federal tax law. The Tax Act resulted in a decrease to the top U.S. Corporate tax rate, as well as other regime changes including the repeal of the alternative minimum tax for tax years beginning after December 31, 2017. The assessment of these changes resulted in provisional one-time gain of $4.7 million, charged to the Gain in fair value change of contingent consideration - TRA liability in the accompanying Condensed Consolidated Statements of Operations and Comprehensive Income. As of February 24, 2018, the estimated fair value of these contingent payments is $27.3 million, which has been recorded as a liability and represents 100% of the value of the recorded tax attributes.
Estimating the amount of payments that may be made under the TRA is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis and deductions, as well as the amount and timing of any payments under the TRA, will vary depending upon a number of factors, including:

•
The amount and timing of the Company’s income - The Company is required to pay 100% of the deemed benefits as and when deemed realized. As such, the Company is generally not required to make payments under the TRA until and unless a tax benefit is actually realized on a filed return. Without income against which specified TRA attributes are deductible, the benefit of such deduction is not deemed to be realized, resulting in no payment under the TRA. The utilization of such tax attributes and recognition of benefit against Company income will result in payments under the TRA.

•
The amount and timing of deductions - Similar to the above, the timing of the recognition of deductions and attributes included in the TRA will impact the ultimate timing of payments under the TRA. In turn, the fair value of the TRA payments will fluctuate over time; and

•	Future tax rates of jurisdictions in which the Company has tax liability, including the finalization of the assessment of the impact of the Tax Act.

The TRA assumptions were re-measured for subsequent inputs based on the enacted tax rates under the Tax Act, signed into law on December 22, 2017. The significant fair value inputs used to estimate the future expected TRA payments to Roark include the timing of tax payments due to the assessment of the Tax Act, a tax savings rate of approximately 29.2% post-Tax Act enactment, a discount rate of approximately 9%, book income projections, timing of expected adjustments to calculate taxable income, and the projected rate of use for attributes defined in the TRA. The TRA fair value requires significant judgment and is classified as Level 3 in the fair value hierarchy assessment included in Note 6, and the fair value of the instrument may change upon the assessment of the Tax Act.

Payments made under the TRA are generally due within 90 days following the filing of Simply Good Foods U.S. federal and state income tax returns, and may include the tax returns that reflect activity as early as the taxable year ended August 26, 2017. Payments under the TRA will be based on the tax reporting positions that Simply Good Foods will determine. The term of the TRA generally will continue until all applicable tax benefit payments have been made under the agreement.

As of February 24, 2018, the un-discounted future expected payments under the TRA are as follows:

(In thousands by fiscal year)	Estimated future payments
2018	$2,637
2019	16,027
2020	11,728
2021	1,595
2022	183
2023 and thereafter	106
$32,276